EXHIBIT 10.12

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                      EMPLOYMENT AGREEMENT


     Agreement, dated as of November 25, 1996, between Rio Hotel & Casino, Inc., a Nevada corporation with its principal office located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (together with its successors or assigns as permitted under this agreement, the "Company"), and David P. Hanlon, who resides at c/o P.O. Box 70940, Reno, Nevada 89570-0940 (the "Executive").

                      W I T N E S S E T H:

     Whereas, the Company desires to employ the Executive and enter into an agreement embodying the terms of such employment (the "Agreement"), and the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of this Agreement.

     Now, Therefore, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.   DEFINITIONS

     (a) "BASE SALARY" shall mean the salary provided for in Paragraph 4 below subject to such increases as may be made from time to time.

     (b) "BOARD" shall mean the Board of Directors of the Company.

     (c) "BUSINESS DAY" shall mean any day other than a weekend, a federal or state holiday or a vacation day for the Executive.

     (d)  "CAUSE" shall mean:

           (i) the conviction of (including any act as a result of pleading nolo contendere) or judgment against Executive by a civil or criminal court of competent jurisdiction of a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty;

           (ii) the indictment of Executive by a state or federal grand jury or the filing of a criminal complaint or information for a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty, unless such indictment or filing is dismissed within one hundred eighty (180) days from the date of such indictment or filing. The Board may elect to suspend and extend the Term of Employment by such one hundred eighty (180) day period or the number of days actually taken by Executive to dismiss such indictment or filing, whichever is less; provided that

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     Executive  notifies  the Company in writing  that  Executive intends to contest in good faith such indictment or filing and pursues the dismissal of such indictment or filing with
     reasonable  diligence.   During such period  of  suspension,
     Employee may be relieved of his duties, but shall be entitled to receive his Base Salary;

            (iii)   the   written  confession  by  Executive   of
     embezzlement, misappropriation of funds or any act of moral turpitude or dishonesty;

          (iv) the denial, revocation or suspension of a license, qualification or certificate of suitability to Executive by any of the Gaming Authorities;

           (v) any action by Executive that results in (A) a written communication from the Gaming Authorities to the Company advising the Company that, or (B) administrative action by the Gaming Authorities resulting in a determination that: (Y) any licensing, qualification and/or approval by the Gaming Authorities with respect to the Company will be approved only upon terms and conditions which are unacceptable to the Company; or (Z) the Gaming Authorities will revoke or suspend any existing license held by the Company or its subsidiaries;

           (vi) the finding by a court of competent jurisdiction in a criminal or civil action or by the U.S. Securities and Exchange Commission or state blue sky agency in an administrative proceeding that Executive has wilfully violated any federal or state securities law;

           (vii) the engagement by Executive in willful and continued misconduct, or Executive's willful and continued failure to substantially perform Executive's obligations as a Director of the Company or as an employee of the Company, if such failure or misconduct is materially damaging or materially detrimental to the business and operations of the Company;

           (viii) the use by the Executive of alcohol or any controlled substance to an extent that it interferes, in the sole discretion of the Board, on a continuing and material basis with the performance of Executive's duties under the Agreement;

          (ix) the willful, unauthorized disclosure by the Executive of Confidential Information, as defined in
     Paragraph 13, concerning the Company or any Subsidiary, unless such disclosure was (A) believed in good faith by the Executive to be appropriate in the course of properly carrying out his duties under the Agreement, or (B) required by an order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof) or any governmental or administrative agency; or

          (x) the performance of services by Executive, other than in the course of properly carrying out his duties under the Agreement and as otherwise provided herein, for any other corporation or person that competes with the Company or any Subsidiary while the Executive is employed by the Company.

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     (e)   "CHANGE IN CONTROL" shall mean the occurrence  of  any
one of the following events:

          (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), other than Anthony A. Marnell II,
     James A. Barrett, Jr. or their affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 25.0% or more of the combined voting power of Company's outstanding securities ordinarily having the right to vote at the election of directors; or

          (ii) individuals who constitute the Board of Directors of Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Company serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as if he or she were a member of the Incumbent Board; or

          (iii) the merger, consolidation or sale of all or substantially all the assets of Company occurs; or

          (iv) a proxy statement is distributed soliciting proxies from stockholders of the Company, by someone other than the current management of Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of Company with one or more corporations as a result of which the outstanding shares of Company's securities are actually exchanged for or converted into cash or property or securities not issued by Company.

     (f) "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

     (g) "CONSOLIDATED EBITDA" shall mean the Company's consolidated "Earnings (Losses) from Operations" plus Interest, Taxes, Depreciation and Amortization but excluding (i) the sale of any material asset not in the ordinary course of business, and
(ii)  any  charge against earnings for stock options pursuant  to
Paragraph 6 below. Consolidated EBITDA shall be determined on the accrual basis of accounting in accordance with generally accepted accounting principles. Consolidated EBITDA for a calendar year shall be determined by the Company's independent accountants based on audited financial statements. Consolidated EBITDA for a period of less than one year shall be determined by the Company's independent accountants based on a written report setting forth the basis of the review.

     (h) "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" shall mean that,

          (i) without the Executive's prior written consent, one or more of the following events occurs:

               (1) the Executive is removed from the position of Executive Vice President and Chief Operating Officer of the Company and/or the position of

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          President   and   Chief  Operating   Officer   of   Rio
          Properties, Inc. ("Rio Properties") for any reason other than the termination of his employment;

               (2) the Executive suffers a material diminution in the authorities, duties or responsibilities normally associated with the foregoing positions, or there are assigned to him duties and responsibilities materially inconsistent with those normally associated with such positions;

               (3) the Executive's Base Salary or annual bonus opportunity as provided for in Paragraphs 4 and 5 below, respectively, is decreased by the affirmative act of the Company, or his benefits under any material employee benefit plan or program of the Company or his incentive or equity opportunity under any material incentive or equity program is or are reduced by the affirmative act of the Company;

               (4) the Executive's office location is relocated outside of the Las Vegas, Nevada metropolitan area; or

               (5) the Company fails to obtain a written agreement from any successors of the Company to assume and perform the Agreement; and

          (ii) within 90 days of learning of the occurrence of such event (but in no event later than 180 days after the occurrence of such event), the Executive terminates his employment with the Company.

     (i) "DISABILITY" shall mean the Executive's inability, for a period of six consecutive months, to render substantially the services provided for in Paragraph 3(a) below by reason of mental or physical disability, whether resulting from illness, accident or otherwise.

     (j) "GAMING AUTHORITIES" means the Nevada Gaming Control Board ("Nevada Board"), the Nevada Gaming Commission ("Nevada Commission"), the Clark County Liquor and Gaming Licensing Board ("Clark County Board"), and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

     (k) "SUBSIDIARY" shall mean any corporation in which the Company owns 50% or more of the Voting Stock or any other venture in which it owns 50% or more of the equity.

     (l) "TERM OF EMPLOYMENT" shall mean the initial five-year period specified in Paragraph 2 below and if, but only if, automatically renewed as provided in Paragraph 2, shall include the period of such renewal.

     (m) "TERMINATION BY THE COMPANY DUE TO FAILURE TO RECEIVE LICENSE" shall mean a termination of the Executive's employment by the Company following a failure of Executive to obtain a license required by the Nevada Board, Nevada Commission or the Clark County Board and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

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     (n)  "VOTING STOCK" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.   TERM OF EMPLOYMENT

     (a) The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, in the position and with the duties and responsibilities as set forth in Paragraph 3 below for the Term of Employment, subject to the terms and conditions of the Agreement.

     (b) The initial Term of Employment shall commence on October 8, 1996 and shall, unless sooner terminated as provided in Paragraph 10 hereof, terminate at 11:59 p.m. (P.D.T.) on October 7, 2001; provided that the Term of Employment shall automatically renew for successive one-year periods unless (i) it has sooner terminated as provided in Paragraph 10 hereof or
(ii)  either Party has notified the other in writing at least  60 days prior to the otherwise scheduled expiration of the Term of Employment that such Term of Employment shall not so renew.

3.   POSITION, DUTIES AND AUTHORITIES

     (a) During the Term of Employment, the Executive shall be employed as Executive Vice President and Chief Operating Officer of the Company and as President and Chief Operating Officer of the Company's wholly-owned subsidiary, Rio Properties. Subject to supervision and in accordance with the policies and directives established by the Board, and subordinate to and working under the supervision of the Chief Executive Officer and President of the Company, in the case of the Company, and the Chief Executive Officer of Rio Properties, in the case of Rio Properties, Executive shall be the Chief Operating Officer of the Company and Rio Properties' day-to-day business operations, with the duties, responsibilities and authorities customarily associated with such positions. It is also the intention of the Parties that the Executive shall serve as a Director of the Company and of Rio Properties throughout the Term of Employment. The Executive shall be entitled to no additional remuneration for serving on the Board or as an officer or director of Rio Properties or any other Subsidiary.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from engaging in charitable, community and business affairs, managing his personal investments and serving as a member of boards of directors of industry associations or non-profit or for profit organizations and companies so long as such activities do not materially interfere in the opinion and sole discretion of the Chief Executive Officer of the Company with Executive's carrying out his duties and responsibilities under the Agreement. Executive shall disclose all relationships covered under this Paragraph 3(b) in the Executive's personal history disclosure form to be submitted to the Nevada Gaming Control Board in connection with Executive's required licensing and such form shall, prior to filing of such form, be submitted to the Company's Chief Executive Officer for review. Thereafter, not less often than on January 1 of each year, Executive shall disclose in writing to the Chief Executive Officer of the Company any changes to the information with respect to involvement in such entities or organizations.

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4.   BASE SALARY

     During the Term of Employment, the Executive shall be paid by the Company a Base Salary payable no less frequently than in equal semi-monthly installments at an annualized rate of
(i) $580,000 during the period October 8, 1996 through December 31, 1996, and (ii) $800,000 thereafter. The annual Base Salary commencing January 1, 1997 and continuing to December 31, 1997 described in Paragraph 4(ii) shall be comprised of
(a) $580,000 in salary and (b) a guaranteed annual bonus of at least $220,000, provided that the Executive's bonus opportunity shall not be limited to the minimum annual guarantee of $220,000 herein described. Thereafter, until the end of the Term of Employment, the Company may pay to the Executive his annual Base Salary described in Paragraph 4(ii) in any combination of salary and guaranteed annual bonus which the Company deems appropriate. The guaranteed annual bonus payable under this Paragraph 4 is not to be offset against or reduced by any bonus payable under Paragraph 5 hereof.

5.   PERFORMANCE BONUS

     The Company shall pay the Executive performance bonuses for each year during the Term of Employment in amounts determined in accordance with Exhibit A hereto.

6.   STOCK OPTIONS

     The Executive shall be eligible for participation in the Company's 1995 Long Term Incentive Plan, as amended from time to time.

7.   EMPLOYEE BENEFIT PROGRAMS

     (a) During the Term of Employment, the Executive shall be entitled, at the Company's expense, to medical, surgical, hospitalization, dental and visual insurance coverage (which may include any insured program provided by the Company to its employees) providing him with 100% of all expenses both covered and paid for by the Company's insurance program(s) or plan(s).

     (b) During the Term of Employment, the Executive shall also be provided with long-term disability insurance which shall provide the Executive with an annual benefit of fifty percent (50%) of Base Salary continued until age 65 or until the
Executive dies or is no longer disabled, if sooner. To the extent available, the Executive shall be provided an opportunity to purchase additional long-term disability insurance, at his own expense. To the extent possible, the amount of long-term disability insurance described in the first two sentences of this Paragraph 7(b) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by long-term disability insurance coverage provided to the Executive under the Company's employee long-term disability insurance programs described in Paragraph 7(d) below.

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     (c)   During  the  Term  of Employment,  the  Company  shall
provide the Executive, subject to insurability as a normal risk and at reasonable cost, with life insurance coverage in an amount equal to no less than three times the sum of the Executive's then current Base Salary plus performance bonus amount determined on the basis of 100% of the target bonus for the year in question being achieved. To the extent available, the Executive shall be provided an opportunity to purchase additional life insurance, at his own expense, up to two times his then current total cash
compensation  as  described in the preceding  sentence.   To  the
extent possible, the amount of life insurance described in the first two sentences of this Paragraph 7(c) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by life insurance coverage provided to the Executive under the Company's employee group life insurance programs described in Paragraph 7(d) below.

     (d) During the Term of Employment, the Executive shall be entitled to participate in all employee incentive and benefit programs of the Company now or hereafter made available to the Company's senior executives or salaried employees generally, as such programs may be in effect from time-to-time, including, without limitation, pension and other retirement plans, profit-sharing plans, group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical and dental coverage, sick leave (including salary continuation arrangements), long-term disability, holidays and up to four weeks annually of vacations.

     (e) During the Term of Employment, the Executive shall be entitled to four (4) weeks paid vacation per calendar year. In lieu of utilizing such paid vacation in any calendar year, the Executive shall have the right to either (i) receive cash in an amount equivalent to two (2) weeks of annual Base Salary, or (ii) defer two (2) weeks of such paid vacation to the next calendar year. Notwithstanding the foregoing, the Executive shall be entitled to receive no more than four (4) weeks of annual Base Salary in lieu of paid vacation in any calendar year. Except as expressly set forth in Paragraph 7(e)(i) and (ii) herein, all paid vacation benefits granted hereunder attributable to any calendar year shall terminate on December 31 of said calendar year.

8.   RELOCATION EXPENSE, BUSINESS EXPENSE REIMBURSEMENT AND
     PERQUISITES

     (a) The Company shall pay the costs associated with the Executive's relocation from Reno to Las Vegas, Nevada including
(i) costs associated with packing, moving and unpacking the Executive's household goods, and (ii) the Executive's reasonable temporary living expenses while he looks for a home in Las Vegas.

     (b) During the Term of Employment, the Executive shall be entitled to receive reimbursement by the Company, upon submission of adequate documentation, for all reasonable out-of-pocket expenses incurred by him in performing services under the Agreement. Any legal fees and expenses incurred in connection with the preparation and negotiation of the Agreement up to a maximum of $20,000 shall be paid by the Company.

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     (c)   During the Term of Employment, the Executive shall  be
entitled  to  use  of  an  automobile and reimbursement  for  all
operating  expenses  associated  therewith,  including,   without
limitation,  collision  and liability insurance.   The  Executive
shall have the right to choose the automobile; provided however, the retail value of such automobile, excluding sales taxes and licensing fees, shall not exceed $50,000.

     (d) During the Term of Employment, the Executive shall be entitled to an individual country club membership, along with reimbursement for all reasonable business expenses associated therewith, at a country club in the Las Vegas, Nevada metropolitan area.

9.   DEFERRED COMPENSATION

     The Executive shall be entitled to defer up to 25% of his Base Salary and any performance or other bonus for each calendar year pursuant to a compensation deferral program to be adopted by the Company.

10.  TERMINATION OF EMPLOYMENT

     (a) Termination Due to Death or Disability. In the event of the termination of the Executive's employment under the Agreement due to his death or Disability, the Executive or his legal representatives, as the case may be, shall be entitled to:

          (i) (A) in the case of death, continued Base Salary at the rate in effect at the time of his death for a period of 3 months following the month in which such termination of employment due to death occurs, or (B) in the case of Disability, the disability benefit available under and only to the extent of insurance maintained as provided in Paragraph 7(b) above;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) a pro rata performance bonus for the year in which his employment terminates due to death or Disability based on performance in relation to the Consolidated EBITDA targets for the period ending with the end of the month immediately prior to the termination of his employment;

          (iv) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (v) any deferred compensation pursuant to Paragraph 9, including any interest accrued on such deferred amounts; and

          (vi) any other compensation and benefits to which he or his legal representatives may be entitled under applicable plans, programs and agreements of the Company, including, without limitation, life insurance as provided in Paragraph 7(c) above.

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     (b)   Termination  by the Company for Cause.   At  any  time
after  an  event constituting Cause, the Company shall  give  the
Executive written notice of its intention to terminate him for Cause, specifying in such notice the event forming the basis for Cause. Subject only to the following sentence, termination shall
be  effective immediately upon delivery of notice hereunder.   If
the written notice is of an event constituting Cause under Paragraph 1(d)(i) or 1(d)(viii), and if the event is capable of being cured, the Executive shall have ten Business Days following actual receipt of the notice of termination in which to cure, so long as Executive advises the Company in writing within 48 hours of receiving the notice of termination of Executive's intention
to  attempt  cure.   In the event the Executive's  employment  is
terminated by the Company for Cause, the Executive shall be entitled to:

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv) any deferred compensation, pursuant to Paragraph 9 hereof including any interest accrued on such deterred amounts; and

           (v) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

     The Executive's entitlement to the foregoing shall be without prejudice to the right of the Company for any damages or other legal or equitable remedy to which the Company or a Subsidiary may be entitled as a result of such Cause; provided, however, that offset shall not be available to the Company in any event.

     (c) Termination Without Cause or Constructive Termination Without Cause. In the event the Executive's employment is terminated by the Company without Cause (which shall not include a termination pursuant to Paragraph 10(a)) or in the event of a Constructive Termination Without Cause, the Executive shall be entitled to those items described in the subparagraphs (i) through (v) hereof. Termination Without Cause shall be effective immediately, unless a later date is stated, upon delivery of a written notice of such termination from the Company to Executive. In the event Executive elects to resign based upon a Constructive Termination Without Cause, the Executive shall give written notice thereof to the Company and state therein the effective date of such resignation.

          (i) continued Base Salary payments for the remainder of Term of Employment plus 100% of such amount (collectively, the "Base Salary Termination Payment"). Notwithstanding the actual amount of the Base Salary Termination Payment, however, Executive shall receive no less than $1 million and no more than $2 million. The Executive may elect, at the Executive's option, to receive the Base Salary Termination

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     Payment  either (A) over the remainder of the original  Term of Employment (as if the same had not been terminated hereunder), or (B) in a lump-sum payment promptly following termination of the Executive's employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv) any deferred compensation pursuant to Paragraph  9
     hereof, including any interest accrued on such deferred amounts; and

          (v)   any  other compensation and benefits to which  he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (d)   Termination by the Company Due to Failure  to  Receive
License. In the event of a Termination by the Company Due to Failure to Receive License, the Executive shall be entitled to those items specified in subparagraphs (i) through (v) hereof. The effective date of the Termination by the Company Due to Failure to Receive License shall be as stated in a written notice from the Company to Executive.

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv) any deferred compensation pursuant to Paragraph  9
     hereof, including any interest accrued on such deferred amounts; and

          (v)   any  other compensation and benefits to which  he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (e) Voluntary Termination. A "Voluntary Termination" shall mean a termination of employment by the Executive on his own initiative other than a termination under Paragraph 10(a) or 10(c). In the event of a Voluntary Termination, the Executive shall be entitled to:

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of this employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv) any deferred compensation pursuant to Paragraph  9
     hereof, including any interest accrued on such deferred amounts; and

          (v)   any other compensation and benefits to which   he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     A Voluntary Termination shall not, solely due to a Voluntary Termination, be deemed a breach of this Agreement and shall be effective upon the expiration of 60 days after written notice delivered to the Company, unless another period of time is agreed to in writing by the Parties.

     (f) No Mitigation; No Offset. In the event of any termination of the Executive's employment under the Agreement, he shall be under no obligation to seek other employment, and there shall be no offset against amounts due him under the Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

     (g) Nature of Payments. Any amounts due the Executive under the Agreement in the event of any termination of his employment with the Company are in the nature of severance payments, or liquidated damages which contemplate both direct damages and consequential damages that he may suffer as a result of the termination of his employment, or both, and are not in the nature of a penalty.

11.  CHANGE OF CONTROL

     In the event a Change of Control occurs, the Executive shall be entitled to:

     (a) a lump-sum payment equal to the Base Salary due him for the remainder of Term of Employment; provided, however, such amount shall be no less than an amount equal to Base Salary payments for a period of 12 months;

     (b) a lump-sum payment equal to the Base Salary due him for the remainder of Term of Employment in lieu of any performance or other bonus for the fiscal period in which the Change of Control occurs; provided, however, such amount shall be no less than an amount equal to Base Salary payments for a period of 12 months;

     (c) any performance or other bonus earned for a fiscal period already completed but not yet paid;

     (d) reimbursement for expenses incurred but not yet reimbursed by the Company;

     (e)   any  deferred  compensation pursuant  to  Paragraph  9
hereof,  including any interest accrued on such deferred amounts;
and

     (f) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

     Nothwithstanding the foregoing, in no event shall the aggregate amount due to the Executive pursuant to Paragraphs
11(a) and (b) above exceed $3,000,000.

12.  COVENANT NOT TO COMPETE

     In    the   event   of   a   Voluntary   Termination   under
Paragraph 10(e) above or a Termination Without Cause or a Constructive Termination Without Cause under Paragraph 10(c) above, the Executive shall not, for the remaining Term of Employment or 12 months, whichever is shorter, engage in competition with the Company. For purposes of this Paragraph 12, the Executive shall be engaging in competition with the Company if he engages in the casino and gaming business in Clark County, Nevada or any other location in which the Company is engaging in the casino and gaming business at the time of the termination of the Executive's employment, whether as an employee, Executive, partner, principal, agent, representative, stockholder or consultant (other than as a holder of not more than a 10% equity interest) or in any other corporate or representative capacity, so long as the Company is engaged in the casino and gaming business in the location in question.

13.  COVENANTS TO PROTECT CONFIDENTIAL INFORMATION

     The Executive shall not, during the Term of Employment or thereafter, without prior written consent of the Company, divulge, publish or otherwise disclose to any other person any Confidential Information regarding the Company or any Subsidiary except in the course of carrying out his responsibilities on behalf of the Company (e.g., providing information to the Company's attorneys, accountants, bankers, etc.) or if required to do so pursuant to the order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof) or any governmental or administrative agency. For this purpose, Confidential Information shall include, but not be limited to, the Company's financial, real estate, marketing and promotional plans and strategies, customer lists and customer data bases. Confidential Information does not include information that becomes available to the public other than through a breach of the Agreement on the part of the Executive.

14.  INDEMNIFICATION

     (a) The Company shall indemnify the Executive to the fullest extent permitted by Nevada law in effect as of the date hereof against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement) reasonably incurred by the Executive in connection with a Proceeding. For the purposes of this Paragraph 14, a "Proceeding" shall mean any action, suit or proceeding by reason of the fact that he is or was an officer, director or employee, trustee or agent of any other entity at the request of the Company.

     (b) The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an itemized list of the costs and expenses and an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company against such costs and expenses.

     (c) The Executive shall not be entitled to indemnification under this Paragraph 14 unless he meets the standard of conduct specified in the Nevada Revised Statutes. Actions that fail to meet the aforementioned standard of conduct shall include, but are not limited to, the failure to act in good faith, failure to act in the best interests of the Company, breach of the duty of loyalty, appropriation of business opportunities, violation of the provisions of the articles of incorporation or the bylaws of the Company, violation of state or federal securities laws and violation of criminal law. Notwithstanding the foregoing, to the extent permitted by law neither N.R.S. 78.751(3) nor any similar provision shall apply to indemnification under this Paragraph 14, so that if the Executive in fact meets the applicable standard of conduct, he shall be entitled to such indemnification whether or not the Company (whether by the board of directors, the stockholders, independent legal counsel or other party) determines that indemnification is proper because he has met such applicable standard of conduct. Neither the failure of the
Company  to  have  made  such  a  determination  prior   to   the
commencement by the Executive of any suit or arbitration proceeding seeking indemnification, nor a determination by the Company that he has not met such applicable standard of conduct shall create a presumption that he has not met the applicable standard of conduct.

     (d) The Company shall not settle any Proceeding or claim in any manner which would impose on the Executive any penalty or limitation without his prior written consent. Neither the Company nor the Executive will unreasonably withhold its or his consent to any proposed settlement.

15.  ASSIGNABILITY; BINDING NATURE

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns. No rights or obligations of the Company under the Agreement may be assigned or transferred by the Executive or the Company except that (a) such rights or obligations of the Company may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in the Agreement, either contractually or as a matter of law, and (b) such obligations of the Company may be transferred by the Executive by will or pursuant to the laws of descent or distribution. The Company shall take all reasonable legal action necessary to effect such assignment and assumption of the Company's liabilities, obligations and duties under the Agreement in circumstances described in clause (a) of the preceding sentence.

16.  REPRESENTATION

     The Company and the Executive respectively represent and warrant to each other that, subject to any approval that may be necessary from the Nevada Commission, each respectively is fully authorized and empowered to enter into the Agreement and that its or his entering into the Agreement and the performance of its or his respective obligations under the Agreement will not violate any agreement between the Company or the Executive respectively and any other person, firm or organization or any law or governmental regulation.

17.  ENTIRE AGREEMENT

     The Agreement contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

18.  AMENDMENT OR WAIVER

     The Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Company. No waiver by either Party at any time of any breach by the other Party of any condition or provision of the Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

19.  SEVERABILITY

     In the event that any provision or portion of the agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of the Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

20.  SURVIVORSHIP

     The   respective  rights  and  obligations  of  the  Parties
hereunder shall survive any termination of the Agreement to the extent necessary to the intended preservation of such rights and obligations.

21.  GOVERNING LAW

     The Agreement shall be governed by and construed and interpreted in accordance with the laws of Nevada without reference to principles of conflict of laws.

22.  SETTLEMENT OF DISPUTES

     Any disputes regarding the interpretation of the Agreement shall be resolved by arbitration to be held in Nevada in accordance with the rules and procedures of the American Arbitration Association. The prevailing party in such proceeding shall be entitled to recover the costs of the arbitration or litigation from the other party, including, without limitation, attorneys' fees.

23.  NOTICES

     Any notice given to either party shall be in writing and, except as provided in the third sentence of Paragraph 10(b) above, shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give notice of:

If to the Company or the Board:

          Rio Hotel & Casino, Inc.
          3700 W. Flamingo Road
          Las Vegas, Nevada  89103
          Attn:  Chief Executive Officer


With a copy to:

          General Counsel
          Rio Hotel & Casino, Inc.
          3700 W. Flamingo Road
          Las Vegas, Nevada  89103


If to the Executive:

          David P. Hanlon
          7174 Durango Street
          Las Vegas, Nevada  89120


24.  HEADINGS

     The headings of the paragraphs contained in the Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of the Agreement.

25.  COUNTERPARTS

     The Agreement may be executed in two or more counterparts.

26.  TAXES

      Compensation payable hereunder is gross and shall be subject to such withholding taxes and other taxes as may be required by law.

27.  ACKNOWLEDGMENT

       Executive acknowledges that he has been given a reasonable period of time to study this Agreement before signing it.
Executive certifies that he has fully read, has received an explanation of, and completely understands the terms, nature, and effect of this Agreement. Executive further acknowledges that he is executing this Agreement freely, knowingly, and voluntarily and that Executive's execution of this Agreement is not the result of any fraud, duress, mistake, or undue influence whatsoever. In executing this Agreement, Executive does not rely on any inducements, promises, or representations by the Company other than the terms and conditions of this Agreement.

     In Witness Whereof, the undersigned have executed the Agreement as of the date first written above.

                               RIO HOTEL & CASINO, INC.



                               By:  /s/ James A. Barrett, Jr.
                                    Its President

                               /s/ David P. Hanlon
                               David P. Hanlon

                            EXHIBIT A
                     TO EMPLOYMENT AGREEMENT

           DETERMINATION OF PERFORMANCE BONUS AMOUNTS


     Executive shall be entitled to a performance bonus pursuant to the terms of a management incentive compensation plan to be approved by the Company's Compensation Committee and ratified by the Board.

                            EXHIBIT B
                     TO EMPLOYMENT AGREEMENT

             1995 LONG-TERM INCENTIVE PLAN ("LTIP")
                       STOCK OPTION GRANT



EMPLOYEE:       David P. Hanlon    DATE OF GRANT:         October 8, 1996

GRANT NO.:                         OPTION EXERCISE PRICE:

TYPE OF OPTION: Non-Qualified      OPTION SHARES:          500,000

Subject to the terms of the LTIP and pursuant to this stock option grant, Rio Hotel & Casino, Inc. (the "Company") hereby grants the option to purchase the above described number of shares of Rio Hotel & Casino, Inc. Common Stock exercisable at the Option Price stated above.

     Options granted hereunder shall be exercisable only to the extent of "vesting." Vesting occurs when the Employee remains continuously employed with the Company or its subsidiaries on the date upon which the options are scheduled to vest in order to have any right to exercise such options and any options which are scheduled to vest thereafter. If the Employee has failed to remain continuously employed with the Company or its subsidiaries on a date upon which options are scheduled to vest, the Employee shall have no right to nor be entitled to exercise those options or any other options which may be scheduled to vest thereafter. The vesting schedule for stock options under this stock option grant is a follows:

October 8, 1996 (1) - 20% of Options will vest;
October 8, 1997 (1) - 40% of Options will vest;
October 8, 1998 (1) - 60% of Options will vest;
October 8, 1998 (1) - 80% of Options will vest;
October 8, 2000 (1) - 90% of Options will vest;
October 7, 2001 (1) - 100% of Options will vest.

     Notwithstanding the foregoing, the options granted hereunder will become fully vested and become exercisable in full upon a Change in Control as defined in the Employment Agreement between the Company and the Executive dated as of October 8, 1996 (the "Employment Agreement").

     I. Except as may be otherwise provided in the LTIP, vested options granted thereunder shall expire the earlier of either:

          A.   ten (10) years after the Date of Grant;

          B. three (3) years after the Employee's retirement from the Company or any of its subsidiaries after the Employee attains the age of 72 years;

          C. three (3) years after the date of the Employee's death;

          D. three (3) months after the Employee's termination from the Company or any of its subsidiaries (except for Termination Without Cause or Constructive Termination Without Cause) for reasons other than death or retirement after attaining the age of 72 years; or

          E.    two  (2)  years after the Employee's  Termination
     Without Cause, Constructive Termination Without Cause or following a Change of Control.

     This grant is made pursuant to the terms and conditions of the LTIP, a copy of which is attached hereto as Exhibit "A," and by this reference made a part hereof and in addition is subject to the following limitations:

     I. If Employee resigns his position with the Company or any of its subsidiaries without the written consent of the Company, and accepts employment, consulting, or other compensation for services, within six (6) months after Employee's last day of employment with the Company or any of its subsidiaries from a competitor company, Employee shall:

          A. Forfeit all vested options in Employee's account which were issued subject to this grant; and

          B.    Reimburse  the  Company for  all  profits  earned
     pursuant  to  any exercise of these options within  six  (6)
     months prior to or six (6) months subsequent to the date of giving notice of Employee's resignation.

     II. A "competitor company" is defined as any gaming or hotel company, or any affiliate thereof, located within fifty miles of any location in which the Company conducts business.

     III. "Profits" are defined as the differential between the exercise price and the last reported sale price on the day of exercise, multiplied by the number of shares exercised.

      In Witness Whereof, the undersigned executes this stock option grant as of the first date set forth herein:

RIO HOTEL & CASINO, INC.
Long Term Incentive Plan
Committee

By:
     Thomas Y. Hartley


By:
     Peter M. Thomas


Accepted and agreed to as of the Date of the Grant:


Name:                       Social Security Number:

Residence Address:
                   Street Address     City, State, Zip Code

                      EMPLOYMENT AGREEMENT


     Agreement, dated as of March 7, 1997, between Rio Hotel & Casino, Inc., a Nevada corporation with its principal office located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (together with its successors or assigns as permitted under this agreement, the "Company"), and Ronald J. Radcliffe (the "Executive").

                      W I T N E S S E T H:

     Whereas, the Company desires to employ the Executive and enter into an agreement embodying the terms of such employment (the "Agreement"), and the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of this Agreement.

     Now, Therefore, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.   DEFINITIONS

     (a) "BASE SALARY" shall mean the salary provided for in Paragraph 4 below subject to such increases as may be made from time to time.

     (b) "BOARD" shall mean the Board of Directors of the Company.

     (c) "BUSINESS DAY" shall mean any day other than a weekend, a federal or state holiday or a vacation day for the Executive.

     (d)   "CAUSE" shall mean:

           (i) the conviction of (including any act as a result of pleading nolo contendere) or judgment against the Executive by a civil or criminal court of competent jurisdiction of a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty;

           (ii) the indictment of the Executive by a state or federal grand jury or the filing of a criminal complaint or information for a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty, unless such indictment or filing is dismissed within one hundred eighty (180) days from the date of such indictment or filing. The Board may elect to suspend and extend the Term of Employment by such one hundred eighty (180) day period or the number of days actually taken by the Executive to dismiss such indictment or filing, whichever is less; provided that the Executive notifies the Company in writing that the Executive intends to contest in good faith such indictment or filing and pursues the dismissal of such indictment or filing with reasonable diligence. During such period of suspension, Employee may be relieved of his duties, but shall be entitled to receive his Base Salary;

           (iii)  the written  confession  by t he Executive   of
     embezzlement, misappropriation of funds or any act of moral turpitude or dishonesty;

           (iv)   the denial,  revocation  or  suspension  of   a
     license, qualification or certificate of suitability to the Executive by any of the Gaming Authorities;

           (v) any action by the Executive that results in (A) a written communication from the Gaming Authorities to the Company advising the Company that, or (B) administrative action by the Gaming Authorities resulting in a determination that: (Y) any licensing, qualification and/or approval by the Gaming Authorities with respect to the Company will be approved only upon terms and conditions which are unacceptable to the Company; or (Z) the Gaming Authorities will revoke or suspend any existing license held by the Company or its subsidiaries;

           (vi) the finding by a court of competent jurisdiction in a criminal or civil action or by the U.S. Securities and Exchange Commission or state blue sky agency in an administrative proceeding that the Executive has wilfully violated any federal or state securities law;

           (vii) the engagement by the Executive in willful and continued misconduct, or the Executive's willful and continued failure to substantially perform the Executive's obligations as a Director of the Company or as an employee of the Company, if such failure or misconduct is materially damaging or materially detrimental to the business and operations of the Company;

           (viii) the use by the Executive of alcohol or any controlled substance to an extent that it interferes, in the sole discretion of the Board, on a continuing and material basis with the performance of the Executive's duties under the Agreement;

           (ix) the willful, unauthorized disclosure by the Executive of Confidential Information, as defined in
     Paragraph 13, concerning the Company or any Subsidiary, unless such disclosure was (A) believed in good faith by the Executive to be appropriate in the course of properly carrying out his duties under the Agreement, or (B) required by an order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof) or any governmental or administrative agency; or

           (x) the performance of services by the Executive, other than in the course of properly carrying out his duties under the Agreement and as otherwise provided herein, for any other corporation or person that competes with the Company or any Subsidiary while the Executive is employed by the Company.

     (e) "CHANGE IN CONTROL" shall mean the occurrence of any one of the following events:

           (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), other than Anthony A. Marnell II,
     James A. Barrett, Jr. or their affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

           (ii) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of the Company serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as if he or she were a member of the Incumbent Board; or

           (iii) the merger, consolidation or sale of all or substantially all the assets of the Company occurs; or

           (iv) a proxy statement is distributed soliciting proxies from stockholders of the the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company.

     (f) "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

     (g) "CONSOLIDATED EBITDA" shall mean the Company's consolidated "Earnings (Losses) from Operations" plus Interest, Taxes, Depreciation and Amortization but excluding (i) the sale of any material asset not in the ordinary course of business, and
(ii)  any  charge against earnings for stock options pursuant  to
Paragraph 6 below. Consolidated EBITDA shall be determined on the accrual basis of accounting in accordance with generally accepted accounting principles. Consolidated EBITDA for a calendar year shall be determined by the Company's independent accountants based on audited financial statements. Consolidated EBITDA for a period of less than one year shall be determined by the Company's independent accountants based on a written report setting forth the basis of the review.

     (h) "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" shall mean that,

           (i) without the Executive's prior written consent, one or more of the following events occurs:

                  (1) the Executive is removed from the position of Vice President, Treasurer and Chief Financial Officer of the Company and/or the position of Vice President, Treasurer and Chief Financial Officer of Rio Properties, Inc. ("Rio Properties") for any reason other than the termination of his employment;

                  (2) the Executive suffers a material diminution in the authorities, duties or responsibilities normally associated with the foregoing positions, or there are assigned to him duties and responsibilities materially inconsistent with those normally associated with such positions;

                  (3) the Executive's Base Salary or annual bonus opportunity as provided for in Paragraphs 4 and 5 below, respectively, is decreased by the affirmative act of the Company, or his benefits under any material employee benefit plan or program of the Company or his incentive or equity opportunity under any material incentive or equity program is or are reduced by the affirmative act of the Company;

                  (4)  the   Executive's   office   location   is
           relocated  outside   of   the   Las   Vegas,    Nevada
           metropolitan area; or

                  (5) the Company fails to obtain a written agreement from any successors of the Company to assume and perform the Agreement; and

           (ii) within 90 days of learning of the occurrence of such event (but in no event later than 180 days after the occurrence of such event), the Executive terminates his employment with the Company.

     (i) "DISABILITY" shall mean the Executive's inability, for a period of six consecutive months, to render substantially the services provided for in Paragraph 3(a) below by reason of mental or physical disability, whether resulting from illness, accident or otherwise.

     (j) "GAMING AUTHORITIES" means the Nevada Gaming Control Board ("Nevada Board"), the Nevada Gaming Commission ("Nevada Commission"), the Clark County Liquor and Gaming Licensing Board ("Clark County Board"), and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

     (k) "SUBSIDIARY" shall mean any corporation in which the Company owns 50% or more of the Voting Stock or any other venture in which it owns 50% or more of the equity.

     (l) "TERM OF EMPLOYMENT" shall mean the initial three-year period specified in Paragraph 2 below and if, but only if, automatically renewed as provided in Paragraph 2, shall include the period of such renewal.

     (m) "TERMINATION BY THE COMPANY DUE TO FAILURE TO RECEIVE LICENSE" shall mean a termination of the Executive's employment by the Company following a failure of the Executive to obtain a license required by the Nevada Board, Nevada Commission or the Clark County

Board and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

     (n)   "VOTING STOCK"  shall mean capital  stock of any class
or   classes   having   general   voting  power  under   ordinary
circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.   TERM OF EMPLOYMENT

     (a) The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, in the position and with the duties and responsibilities as set forth in Paragraph 3 below for the Term of Employment, subject to the terms and conditions of the Agreement.

     (b) The initial Term of Employment shall commence on January 1, 1997 and shall, unless sooner terminated as provided in Paragraph 10 hereof, terminate at 11:59 p.m. (P.D.T.) on December 31, 1999; provided that the Term of Employment shall automatically renew for successive one-year periods unless (i) it has sooner terminated as provided in Paragraph 10 hereof or
(ii)  either Party has notified the other in writing at least  60 days prior to the otherwise scheduled expiration of the Term of Employment that such Term of Employment shall not so renew.

3.   POSITION, DUTIES AND AUTHORITIES

     (a) During the Term of Employment, the Executive shall be employed as Vice President, Treasurer and Chief Financial Officer of the Company and as Vice President, Treasurer and Chief Financial Officer of the Company's wholly-owned subsidiary, Rio Properties. Subject to supervision and in accordance with the policies and directives established by the Board, and subordinate to and working under the supervision of the Chief Executive Officer and President of the Company, in the case of the Company, and the Chief Operating Officer of Rio Properties in the case of Rio Properties, the Executive shall be the Chief Financial Officer of the Company's and Rio Properties' day-to-day business operations, with the duties, responsibilities and authorities customarily associated with such positions. The Executive shall be entitled to no additional remuneration for serving as an officer of Rio Properties or any other Subsidiary.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from engaging in charitable, community and business affairs, managing his personal investments and serving as a member of boards of directors of industry associations or non-profit or for profit organizations and companies so long as such activities do not materially interfere in the opinion and sole discretion of the Chief Executive Officer of the Company with the Executive's carrying out his duties and responsibilities under the Agreement. The Executive shall disclose all relationships covered under this Paragraph 3(b) in the Executive's personal history disclosure form to be submitted to the Nevada Gaming Control Board in connection with the Executive's required licensing and such form shall, prior to filing of such form, be submitted to the Company's Chief Executive Officer for review. Thereafter, not less often than on January 1 of each year, the Executive shall disclose in writing to the Chief Executive Officer of the Company any changes to the information with respect to involvement in such entities or organizations.

4.   BASE SALARY

     During the Term of Employment, the Executive shall be paid by the Company a Base Salary payable no less frequently than in equal semi-monthly installments at an annualized rate of $255,000; subject to increase as may be determined by the Company within its sole discretion and as set forth below. Notwithstanding the foregoing, the Base Salary shall be increased each January 1 during the term hereof in an amount equal to the percentage increase in the Consumer Price Index - All Urban Areas ("CPI") issued by the U.S. Department of Labor, Bureau of Labor Statistics, for the preceding calendar year; provided, however, any such increase in Base Salary shall never exceed six percent (6%) in any one year.

5.   PERFORMANCE BONUS

     The Company shall pay the Executive performance bonuses for each year during the Term of Employment in amounts determined in accordance with Exhibit A hereto.

6.   STOCK OPTIONS

     The Executive shall be eligible for participation in the Company's 1995 Long Term Incentive Plan, as amended from time to time.

7.   EMPLOYEE BENEFIT PROGRAMS

     (a) During the Term of Employment, the Executive and his dependents shall be entitled, at the Company's expense, to medical, surgical, hospitalization, dental and visual insurance coverage (which may include any insured program provided by the Company to its employees) providing him with 100% of all expenses both covered and paid for by the Company's insurance program(s) or plan(s).

     (b) During the Term of Employment, the Executive shall also be provided with long-term disability insurance which shall provide the Executive with an annual benefit of fifty percent (50%) of Base Salary continued until age 65 or until the
Executive dies or is no longer disabled, if sooner. To the extent available, the Executive shall be provided an opportunity to purchase additional long-term disability insurance, at his own expense. To the extent possible, the amount of long-term disability insurance described in the first two sentences of this Paragraph 7(b) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by long-term disability insurance coverage provided to the Executive under the Company's employee long-term disability insurance programs described in Paragraph 7(d) below.

     (c) During the Term of Employment, the Company shall provide the Executive, subject to insurability as a normal risk and at reasonable cost, with life insurance coverage in an amount equal to $500,000. To the extent available, the Executive shall be provided an opportunity to purchase additional life insurance, at his own expense. To the extent possible, the amount of life insurance described in the first two sentences of this Paragraph 7(c) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by life insurance coverage provided to the Executive under the Company's employee group life insurance programs described in Paragraph 7(d) below.

     (d) During the Term of Employment, the Executive shall be entitled to participate in all employee incentive and benefit programs of the Company now or hereafter made available to the Company's senior executives or salaried employees generally, as such programs may be in effect from time-to-time, including, without limitation, pension and other retirement plans, profit-sharing plans, group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical and dental coverage, sick leave (including salary continuation arrangements), long-term disability, holidays and up to three weeks annually of vacations.

     (e) During the Term of Employment, the Executive shall be entitled to three weeks paid vacation per calendar year. In lieu of utilizing such paid vacation in any calendar year, the Executive shall have the right to either (i) receive cash in an amount equivalent to one week of annual Base Salary, or (ii) defer one week of such paid vacation to the next calendar year. Notwithstanding the foregoing, the Executive shall be entitled to receive no more than three weeks of annual Base Salary in lieu of paid vacation in any calendar year. Except as expressly set forth in Paragraph 7(e)(i) and (ii) herein, all paid vacation benefits granted hereunder attributable to any calendar year shall terminate on December 31 of said calendar year.

     (f) During the Term of Employment, the Company shall pay all expenses incurred by the Executive in connection with automobile insurance for two autombiles owned or leased by the Executive in lieu of life insurance described at 7(c); not to exceed $6,000.00.

8.   BUSINESS EXPENSE REIMBURSEMENT AND PERQUISITES

     During the Term of Employment, the Executive shall be entitled to receive reimbursement by the Company, upon submission of adequate documentation, for all reasonable out-of-pocket expenses incurred by him in performing services under the Agreement. Any legal fees and expenses incurred in connection with the preparation and negotiation of the Agreement up to a maximum of $2,000 shall be paid by the Company.

9.   DEFERRED COMPENSATION

     The Executive shall be entitled to defer up to 25% of his Base Salary and any performance or other bonus for each calendar year pursuant to a compensation deferral program to be adopted by the Company.

10.  TERMINATION OF EMPLOYMENT

     (a) TERMINATION DUE TO DEATH OR DISABILITY. In the event of the termination of the Executive's employment under the Agreement due to his death or Disability, the Executive or his legal representatives, as the case may be, shall be entitled to:

           (i) (A) in the case of death, continued Base Salary at the rate in effect at the time of his death for a period of 3 months following the month in which such termination of employment due to death occurs, or (B) in the case of Disability, the disability benefit available under and only to the extent of insurance maintained as provided in Paragraph 7(b) above;

           (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

           (iii) a pro rata performance bonus for the year in which his employment terminates due to death or Disability based on performance in relation to the Consolidated EBITDA targets for the period ending with the end of the month immediately prior to the termination of his employment;

           (iv) reimbursement for expenses incurred but not yet reimbursed by the Company;

           (v)    any deferred compensation pursuant to Paragraph
     9, including any  interest accrued on such deferred amounts;
     and

           (vi) any other compensation and benefits to which he or his legal representatives may be entitled under applicable plans, programs and agreements of the Company, including, without limitation, life insurance as provided in Paragraph 7(c) above.

     (b)   TERMINATION  BY THE COMPANY FOR CAUSE.   At  any  time
after  an  event constituting Cause, the Company shall  give  the
Executive written notice of its intention to terminate him for Cause, specifying in such notice the event forming the basis for Cause. Subject only to the following sentence, termination shall be effective immediately upon delivery of notice hereunder. If the written notice is of an event constituting Cause under Paragraph 1(d)(i) or 1(d)(viii), and if the event is capable of being cured, the Executive shall have ten Business Days following actual receipt of the notice of termination in which to cure, so long as the Executive advises the Company in writing within 48 hours of receiving the notice of termination of the Executive's intention to attempt cure. In the event the Executive's employment is terminated by the Company for Cause, the Executive shall be entitled to:

           (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

           (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

           (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

           (iv)   any  deferred    compensation,    pursuant   to
     Paragraph 9 hereof including any interest accrued on such deterred amounts; and

           (v) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

     The Executive's entitlement to the foregoing shall be without prejudice to the right of the Company for any damages or other legal or equitable remedy to which the Company or a Subsidiary may be entitled as a result of such Cause; provided, however, that offset shall not be available to the Company in any event.

     (c) TERMINATION WITHOUT CAUSE OR CONSTRUCTIVE TERMINATION WITHOUT CAUSE. In the event the Executive's employment is terminated by the Company without Cause (which shall not include a termination pursuant to Paragraph 10(a)) or in the event of a Constructive Termination Without Cause, the Executive shall be entitled to those items described in the subparagraphs (i) through (v) hereof. Termination Without Cause shall be effective immediately, unless a later date is stated, upon delivery of a written notice of such termination from the Company to the Executive. In the event the Executive elects to resign based upon a Constructive Termination Without Cause, the Executive shall give written notice thereof to the Company and state therein the effective date of such resignation.

           (i) an amount equal to one (1) year of Base Salary (the "Base Salary Termination Payment"). The Executive may elect, at the Executive's option, to receive the Base Salary Termination Payment either (A) in equal monthly installments over a (1) year period commencing immediately upon Termination of the Executive's employment, or (B) in a lump-sum payment promptly following termination of the Executive's employment;

           (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

           (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

           (iv)   any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

           (v)    any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (d)   TERMINATION BY THE COMPANY DUE TO FAILURE  TO  RECEIVE
LICENSE. In the event of a Termination by the Company Due to Failure to Receive License, the Executive shall be entitled to those items specified in subparagraphs (i) through (v) hereof. The effective date of the

Termination by the Company Due to Failure to Receive License shall be as stated in a written notice from the Company to the Executive.

           (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

           (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

           (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

           (iv)   any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

           (v)    any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (e) VOLUNTARY TERMINATION. A "Voluntary Termination" shall mean a termination of employment by the Executive on his own initiative other than a termination under Paragraph 10(a) or 10(c). In the event of a Voluntary Termination, the Executive shall be entitled to:

           (i) Base Salary at the rate in effect at the time of his termination through the date of termination of this employment;

           (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

           (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

           (iv)   any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

           (v)    any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     A Voluntary Termination shall not, solely due to a Voluntary Termination, be deemed a breach of this Agreement and shall be effective upon the expiration of 60 days after written notice delivered to the Company, unless another period of time is agreed to in writing by the Parties.

     (f) NO MITIGATION; NO OFFSET. In the event of any termination of the Executive's employment under the Agreement, he shall be under no obligation to seek other employment, and there shall be no offset against amounts due him under the Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

     (g) NATURE OF PAYMENTS. Any amounts due the Executive under the Agreement in the event of any termination of his employment with the Company are in the nature of severance payments, or liquidated damages which contemplate both direct damages and consequential damages that he may suffer as a result of the termination of his employment, or both, and are not in the nature of a penalty.

11.  CHANGE OF CONTROL

     In the event a Change of Control occurs, the Executive shall be entitled to:

     (a) a lump-sum payment equal to the Base Salary due him for the remainder of Term of Employment; provided, however, such amount shall be no less than an amount equal to $300,000;

     (b) any performance or other bonus earned for a fiscal period already completed but not yet paid;

     (c)   reimbursement   for  expenses  incurred  but  not  yet
reimbursed by the Company;

     (d)   any  deferred  compensation pursuant  to  Paragraph  9
hereof,  including any interest accrued on such deferred amounts;
and

     (e) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

12.  COVENANT NOT TO COMPETE

     In    the   event   of   a   Voluntary   Termination   under
Paragraph 10(e) above or a Termination Without Cause or a Constructive Termination Without Cause under Paragraph 10(c) above, the Executive shall not, for the remaining Term of Employment or 12 months, whichever is shorter, engage in competition with the Company. For purposes of this Paragraph 12, the Executive shall be engaging in competition with the Company if he engages in the casino and gaming business in Clark County, Nevada or any other location in which the Company is engaging in the casino and gaming business at the time of the termination of the Executive's employment, whether as an employee, the Executive, partner, principal, agent, representative, stockholder or consultant (other than as a holder of not more than a 10% equity interest) or in any other corporate or representative capacity, so long as the Company is engaged in the casino and gaming business in the location in question.

13.  COVENANTS TO PROTECT CONFIDENTIAL INFORMATION

     The Executive shall not, during the Term of Employment or thereafter, without prior written consent of the Company, divulge, publish or otherwise disclose to any other person any Confidential Information regarding the Company or any Subsidiary except in the course of carrying out his responsibilities on behalf of the Company (e.g., providing information to the Company's attorneys, accountants, bankers, etc.) or if required to do so pursuant to the order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof and any litigation or dispute resolution method against the Company related to or arising out of this Agreement) or any governmental or administrative agency. For this purpose, Confidential Information shall include, but not be limited to, the Company's financial, real estate, marketing and promotional plans and strategies, customer lists and customer data bases. Confidential Information does not include information that becomes available to the public other than through a breach of the Agreement on the part of the Executive.

14.  INDEMNIFICATION

     (a) The Company shall indemnify the Executive to the fullest extent permitted by Nevada law in effect as of the date hereof against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement) reasonably incurred by the Executive in connection with a Proceeding. For the purposes of this Paragraph 14, a "Proceeding" shall mean any action, suit or proceeding by reason of the fact that he is or was an officer, director or employee, trustee or agent of any other entity at the request of the Company.

     (b) The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an itemized list of the costs and expenses and an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company against such costs and expenses.

     (c) The Executive shall not be entitled to indemnification under this Paragraph 14 unless he meets the standard of conduct specified in the Nevada Revised Statutes. Actions that fail to meet the aforementioned standard of conduct shall include, but are not limited to, the failure to act in good faith, failure to act in the best interests of the Company, breach of the duty of loyalty, appropriation of business opportunities, violation of the provisions of the articles of incorporation or the bylaws of the Company, violation of state or federal securities laws and violation of criminal law. Notwithstanding the foregoing, to the extent permitted by law neither N.R.S. 78.751(3) nor any similar provision shall apply to indemnification under this Paragraph 14, so that if the Executive in fact meets the applicable standard of conduct, he shall be entitled to such indemnification whether or not the Company (whether by the board of directors, the stockholders, independent legal counsel or other party) determines that indemnification is proper because he has met such applicable standard of conduct. Neither the failure of the
Company  to  have  made  such  a  determination  prior   to   the
commencement by the Executive of any suit or arbitration proceeding seeking indemnification, nor a determination by the Company that he has not met such applicable standard of conduct shall create a presumption that he has not met the applicable standard of conduct.

     (d)   The  Company  shall not settle any Proceeding or claim
in any manner which would impose on the Executive any penalty  or
limitation  without  his  prior  written  consent.   Neither  the

Company nor the Executive will unreasonably withhold its or his consent to any proposed settlement.

15.  ASSIGNABILITY; BINDING NATURE

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns. No rights or obligations of the Company under the Agreement may be assigned or transferred by the Executive or the Company except that (a) such rights or obligations of the Company may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in the Agreement, either contractually or as a matter of law, and (b) such obligations of the Company may be transferred by the Executive by will or pursuant to the laws of descent or distribution. The Company shall take all reasonable legal action necessary to effect such assignment and assumption of the Company's liabilities, obligations and duties under the Agreement in circumstances described in clause (a) of the preceding sentence.

16.  REPRESENTATION

     The Company and the Executive respectively represent and warrant to each other that, subject to any approval that may be necessary from the Nevada Commission, each respectively is fully authorized and empowered to enter into the Agreement and that its or his entering into the Agreement and the performance of its or his respective obligations under the Agreement will not violate any agreement between the Company or the Executive respectively and any other person, firm or organization or any law or governmental regulation.

17.  ENTIRE AGREEMENT

     The Agreement contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

18.  AMENDMENT OR WAIVER

     The Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Company. No waiver by either Party at any time of any breach by the other Party of any condition or provision of the Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

19.  SEVERABILITY

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

20.  SURVIVORSHIP

     The   respective  rights  and  obligations  of  the  Parties
hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

21.  GOVERNING LAW

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of Nevada without reference to principles of conflict of laws.

22.  SETTLEMENT OF DISPUTES

     Any disputes regarding the interpretation of, arising out of, or related to this Agreement shall be resolved by arbitration to be held in Nevada in accordance with the rules and procedures of the American Arbitration Association. The prevailing party in such proceeding shall be entitled to recover the costs of the arbitration or litigation from the other party, including, without limitation, attorneys' fees.

23.  NOTICES

     Any notice given to either party shall be in writing and, except as provided in the third sentence of Paragraph 10(b) above, shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give notice of:

              If to the Company or the Board:

                   Rio Hotel & Casino, Inc.
                   3700 W. Flamingo Road
                   Las Vegas, Nevada  89103
                   Attn:  Chief Executive Officer

              With a copy to:

                   General Counsel
                   Rio Hotel & Casino, Inc.
                   3700 W. Flamingo Road
                   Las Vegas, Nevada  89103


              If to the Executive:

                   Ronald J. Radcliffe
                   2222 Summerwind Circle
                   Henderson, Nev.  89012


24.  HEADINGS

     The headings of the paragraphs contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

25.  COUNTERPARTS

     This Agreement may be executed in two or more counterparts.

26.  TAXES

     Compensation payable hereunder is gross and shall be subject to such withholding taxes and other taxes as may be required by law.

27.  ACKNOWLEDGMENT

     The Executive acknowledges that he has been given a reasonable period of time to study this Agreement before signing it. The Executive certifies that he has fully read, has received an explanation of, and completely understands the terms, nature, and effect of this Agreement. The Executive further acknowledges that he is executing this Agreement freely, knowingly, and voluntarily and that the Executive's execution of this Agreement is not the result of any fraud, duress, mistake, or undue influence whatsoever. In executing this Agreement, the Executive does not rely on any inducements, promises, or representations by the Company other than the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed the Agreement as of the date first written above.

                               RIO HOTEL & CASINO, INC.



                               By:  /s/James A. Barrett, Jr.
                               Its: President


                               /s/Ronald J. Radcliffe
                               Ronald J. Radcliffe

                            EXHIBIT A
                     TO EMPLOYMENT AGREEMENT

           DETERMINATION OF PERFORMANCE BONUS AMOUNTS


     The Executive shall be entitled to a performance bonus pursuant to the terms of a management incentive compensation plan to be approved by the Company's Compensation Committee and ratified by the Board.

                            EXHIBIT B
                     TO EMPLOYMENT AGREEMENT

             1995 LONG-TERM INCENTIVE PLAN ("LTIP")
                       STOCK OPTION GRANT



EMPLOYEE:       _______________    DATE OF GRANT: _________, 1996

GRANT NO.:      _______________    OPTION EXERCISE PRICE: _______

TYPE OF OPTION: Non-Qualified      OPTION SHARES: _______________

     Subject to the terms of the LTIP and pursuant to this stock option grant, Rio Hotel & Casino, Inc. (the "Company") hereby grants the option to purchase the above described number of shares of Rio Hotel & Casino, Inc. Common Stock exercisable at the Option Price stated above.

     Options granted hereunder shall be exercisable only to the extent of "vesting." Vesting occurs when the Employee remains continuously employed with the Company or its subsidiaries on the date upon which the options are scheduled to vest in order to have any right to exercise such options and any options which are scheduled to vest thereafter. If the Employee has failed to remain continuously employed with the Company or its subsidiaries on a date upon which options are scheduled to vest, the Employee shall have no right to nor be entitled to exercise those options or any other options which may be scheduled to vest thereafter. The vesting schedule for stock options under this stock option grant is a follows:

          _________, 1997 (1) - 20% of Options will vest;
          _________, 1998 (1) - 40% of Options will vest;
          _________, 1999 (1) - 60% of Options will vest;
          _________, 2000 (1) - 80% of Options will vest;
          _________, 2001 (1) - 90% of Options will vest;
          _________, 2002 (1) - 100% of Options will vest.

     Notwithstanding the foregoing, the options granted hereunder will become fully vested and become exercisable in full upon a Change in Control as defined in the Employment Agreement between the Company and the Executive dated as of __________, 1997 (the "Employment Agreement").

     I. Except as may be otherwise provided in the LTIP, vested options granted thereunder shall expire the earlier of either:

          A.   ten (10) years after the Date of Grant;

          B. three (3) years after the Employee's retirement from the Company or any of its subsidiaries after the Employee attains the age of 72 years;

          C. three (3) years after the date of the Employee's death;

          D. three (3) months after the Employee's termination from the Company or any of its subsidiaries (except for Termination Without Cause or Constructive Termination Without Cause) for reasons other than death or retirement after attaining the age of 72 years; or

          E.   two  (2)  years  after the Employee's  Termination
     Without Cause, Constructive Termination Without Cause or following a Change of Control.

     This grant is made pursuant to the terms and conditions of the LTIP, a copy of which is attached hereto as Exhibit "A," and by this reference made a part hereof and in addition is subject to the following limitations:

     I. If the Employee resigns his position with the Company or any of its subsidiaries without the written consent of the Company, and accepts employment, consulting, or other compensation for services, within six (6) months after the Employee's last day of employment with the Company or any of its subsidiaries from a competitor company, the Employee shall:

          A. Forfeit all vested options in the Employee's account which were issued subject to this grant; and

          B.   Reimburse  the  Company  for  all  profits  earned
     pursuant  to  any exercise of these options within  six  (6)
     months prior to or six (6) months subsequent to the date of giving notice of Employee's resignation.

     II. A "competitor company" is defined as any gaming or hotel company, or any affiliate thereof, located within fifty miles of any location in which the Company conducts business.

     III. "Profits" are defined as the differential between the exercise price and the last reported sale price on the day of exercise, multiplied by the number of shares exercised.

     IN WITNESS WHEREOF, the undersigned executes this stock option grant as of the first date set forth herein:

RIO HOTEL & CASINO, INC.
 Long Term Incentive Plan Committee

By:  ________________________
     Thomas Y. Hartley


By:  ________________________
     Peter M. Thomas


Accepted and agreed to as of the Date of the Grant:


Name: __________________    Social Security Number: _____________

Residence Address: ______________________________________________
                   Street Address     City, State, Zip Code

                      EMPLOYMENT AGREEMENT


     Agreement, dated as of March 7, 1997, between Rio Hotel & Casino, Inc., a Nevada corporation with its principal office located at 3700 W. Flamingo Road, Las Vegas, Nevada 89103 (together with its successors or assigns as permitted under this agreement, the "Company"), and I. Scott Bogatz (the "Executive").

                      W I T N E S S E T H:

     Whereas, the Company desires to employ the Executive and enter into an agreement embodying the terms of such employment (the "Agreement"), and the Executive desires to enter into the Agreement and to accept such employment, subject to the terms and provisions of this Agreement.

     Now, Therefore, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.   DEFINITIONS

     (a) "BASE SALARY" shall mean the salary provided for in Paragraph 4 below subject to such increases as may be made from time to time.

     (b) "BOARD" shall mean the Board of Directors of the Company.

     (c) "BUSINESS DAY" shall mean any day other than a weekend, a federal or state holiday or a vacation day for the Executive.

     (d)  "CAUSE" shall mean:

          (i) the conviction of (including any act as a result of pleading nolo contendere) or judgment against the Executive by a civil or criminal court of competent jurisdiction of a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty;

          (ii) the indictment of the Executive by a state or federal grand jury or the filing of a criminal complaint or information for a felony, or any other offense involving embezzlement, misappropriation of funds, any act of moral turpitude or dishonesty, unless such indictment or filing is dismissed within one hundred eighty (180) days from the date of such indictment or filing. The Board may elect to suspend and extend the Term of Employment by such one hundred eighty (180) day period or the number of days actually taken by the Executive to dismiss such indictment or filing, whichever is less; provided that the Executive notifies the Company in writing that the Executive intends to contest in good faith such indictment or filing and pursues the dismissal of such indictment or filing with reasonable diligence. During such period of suspension, Employee may be relieved of his duties, but shall be entitled to receive his Base Salary;

          (iii)   the  written  confession  by the Executive   of
     embezzlement, misappropriation of funds or any act of moral turpitude or dishonesty;

          (iv) the denial, revocation or suspension of a license, qualification or certificate of suitability to the Executive by any of the Gaming Authorities;

          (v) any action by the Executive that results in (A) a written communication from the Gaming Authorities to the Company advising the Company that, or (B) administrative action by the Gaming Authorities resulting in a determination that: (Y) any licensing, qualification and/or approval by the Gaming Authorities with respect to the Company will be approved only upon terms and conditions which are unacceptable to the Company; or (Z) the Gaming Authorities will revoke or suspend any existing license held by the Company or its subsidiaries;

          (vi) the finding by a court of competent jurisdiction in a criminal or civil action or by the U.S. Securities and Exchange Commission or state blue sky agency in an administrative proceeding that the Executive has willfully violated any federal or state securities law;

          (vii) the engagement by the Executive in willful and continued misconduct, or the Executive's willful and continued failure to substantially perform the Executive's obligations as a Director of the Company or as an employee of the Company, if such failure or misconduct is materially damaging or materially detrimental to the business and operations of the Company;

          (viii) the use by the Executive of alcohol or any controlled substance to an extent that it interferes, in the sole discretion of the Board, on a continuing and material basis with the performance of the Executive's duties under the Agreement;

          (ix) the willful, unauthorized disclosure by the Executive of Confidential Information, as defined in
     Paragraph 13, concerning the Company or any Subsidiary, unless such disclosure was (A) believed in good faith by the Executive to be appropriate in the course of properly carrying out his duties under the Agreement, or (B) required by an order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof) or any governmental or administrative agency; or

          (x) the performance of services by the Executive, other than in the course of properly carrying out his duties under the Agreement and as otherwise provided herein, for any other corporation or person that competes with the Company or any Subsidiary while the Executive is employed by the Company, except as disclosed in that certain conflict of interest statement from the Executive to the Company in August 1996.

     (e) "CHANGE IN CONTROL" shall mean the occurrence of any one of the following events:

          (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), other than Anthony A. Marnell II,
     James A. Barrett, Jr. or their affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

          (ii) individuals who constitute the Board of Directors of the Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of the Company serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as if he or she were a member of the Incumbent Board; or

          (iii) the merger, consolidation or sale of all or substantially all the assets of the Company occurs; or

          (iv) a proxy statement is distributed soliciting proxies from stockholders of the the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company.

     (f) "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.

     (g) "CONSOLIDATED EBITDA" shall mean the Company's consolidated "Earnings (Losses) from Operations" plus Interest, Taxes, Depreciation and Amortization but excluding (i) the sale of any material asset not in the ordinary course of business, and
(ii)  any  charge against earnings for stock options pursuant  to
Paragraph 6 below. Consolidated EBITDA shall be determined on the accrual basis of accounting in accordance with generally accepted accounting principles. Consolidated EBITDA for a calendar year shall be determined by the Company's independent accountants based on audited financial statements. Consolidated EBITDA for a period of less than one year shall be determined by the Company's independent accountants based on a written report setting forth the basis of the review.

     (h) "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" shall mean that,

          (i) without the Executive's prior written consent, one or more of the following events occurs:

                  (1) the Executive is removed from the position of Vice President, Secretary and General Counsel of the Company and/or the position of Vice President, Secretary and General Counsel of Rio Properties, Inc. ("Rio Properties") for any reason other than the termination of his employment;

                  (2) the Executive suffers a material diminution in the authorities, duties or responsibilities normally associated with the foregoing positions, or there are assigned to him duties and responsibilities materially inconsistent with those normally associated with such positions;

                  (3) the Executive's Base Salary or annual bonus opportunity as provided for in Paragraphs 4 and 5 below, respectively, is decreased by the affirmative act of the Company, or his benefits under any material employee benefit plan or program of the Company or his incentive or equity opportunity under any material incentive or equity program is or are reduced by the affirmative act of the Company;

                  (4)  the   Executive's   office   location   is
          relocated    outside   of   the   Las   Vegas,   Nevada
          metropolitan area; or

                  (5) the Company fails to obtain a written agreement from any successors of the Company to assume and perform the Agreement; and

          (ii) within 90 days of learning of the occurrence of such event (but in no event later than 180 days after the occurrence of such event), the Executive terminates his employment with the Company.

     (i) "DISABILITY" shall mean the Executive's inability, for a period of six consecutive months, to render substantially the services provided for in Paragraph 3(a) below by reason of mental or physical disability, whether resulting from illness, accident or otherwise.

     (j) "GAMING AUTHORITIES" means the Nevada Gaming Control Board ("Nevada Board"), the Nevada Gaming Commission ("Nevada Commission"), the Clark County Liquor and Gaming Licensing Board ("Clark County Board"), and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

     (k) "SUBSIDIARY" shall mean any corporation in which the Company owns 50% or more of the Voting Stock or any other venture in which it owns 50% or more of the equity.

     (l) "TERM OF EMPLOYMENT" shall mean the initial three-year period specified in Paragraph 2 below and if, but only if, automatically renewed as provided in Paragraph 2, shall include the period of such renewal.

     (m) "TERMINATION BY THE COMPANY DUE TO FAILURE TO RECEIVE LICENSE" shall mean a termination of the Executive's employment by the Company following a failure of the Executive to obtain a license required by the Nevada Board, Nevada Commission or the Clark County

Board and any other federal, state, local or tribal gaming authority to which the Company is now subject, or may be subject during the Term of Employment.

     (n) "VOTING STOCK" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

2.   TERM OF EMPLOYMENT

     (a) The Company hereby employs the Executive, and the Executive hereby accepts employment with the Company, in the position and with the duties and responsibilities as set forth in Paragraph 3 below for the Term of Employment, subject to the terms and conditions of the Agreement.

     (b) The initial Term of Employment shall commence on January 1, 1997 and shall, unless sooner terminated as provided in Paragraph 10 hereof, terminate at 11:59 p.m. (P.D.T.) on December 31, 1999; provided that the Term of Employment shall automatically renew for successive one-year periods unless (i) it has sooner terminated as provided in Paragraph 10 hereof or
(ii)  either Party has notified the other in writing at least  60 days prior to the otherwise scheduled expiration of the Term of Employment that such Term of Employment shall not so renew.

3.   POSITION, DUTIES AND AUTHORITIES

     (a) During the Term of Employment, the Executive shall be employed as Vice President, Secretary and General Counsel of the Company and as Vice President, Secretary and General Counsel of the Company's wholly-owned subsidiary, Rio Properties. Subject to supervision and in accordance with the policies and directives established by the Board, and subordinate to and working under the supervision of the Chief Executive Officer and President of the Company, in the case of the Company, and the Chief Operating Officer of Rio Properties in the case of Rio Properties, the Executive shall be the General Counsel of the Company's and Rio Properties' day-to-day business operations, with the duties, responsibilities and authorities customarily associated with such positions. The Executive shall be entitled to no additional remuneration for serving as an officer of Rio Properties or any other Subsidiary.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from engaging in charitable, community and business affairs, managing his personal investments and serving as a member of boards of directors of industry associations or non-profit or for profit organizations and companies so long as such activities do not materially interfere in the opinion and sole discretion of the Chief Executive Officer of the Company with the Executive's carrying out his duties and responsibilities under the Agreement. The Executive shall disclose all relationships covered under this Paragraph 3(b) in the Executive's personal history disclosure form to be submitted to the Nevada Gaming Control Board in connection with the Executive's required licensing and such form shall, prior to filing of such form, be submitted to the Company's Chief Executive Officer for review. Thereafter, not less often than on January 1 of each year, the Executive shall disclose in writing to the Chief Executive Officer of the Company any changes to the information with respect to involvement in such entities or organizations.

4.   BASE SALARY

     During the Term of Employment, the Executive shall be paid by the Company a Base Salary payable no less frequently than in equal semi-monthly installments at an annualized rate of $155,000; subject to increase as may be determined by the Company within its sole discretion and as set forth below. Notwithstanding the foregoing, the Base Salary shall be increased each January 1 during the term hereof in an amount equal to the percentage increase in the Consumer Price Index - All Urban Areas ("CPI") issued by the U.S. Department of Labor, Bureau of Labor Statistics, for the preceding calendar year; provided, however, any such increase in Base Salary shall never exceed six percent (6%) in any one year.

5.   PERFORMANCE BONUS

     The Company shall pay the Executive performance bonuses for each year during the Term of Employment in amounts determined in accordance with Exhibit A hereto.

6.   STOCK OPTIONS

     The Executive shall be eligible for participation in the Company's 1995 Long Term Incentive Plan, as amended from time to time.

7.   EMPLOYEE BENEFIT PROGRAMS

     (a) During the Term of Employment, the Executive and his dependents shall be entitled, at the Company's expense, to medical, surgical, hospitalization, dental and visual insurance coverage (which may include any insured program provided by the Company to its employees) providing him with 100% of all expenses both covered and paid for by the Company's insurance program(s) or plan(s).

     (b) During the Term of Employment, the Executive shall also be provided with long-term disability insurance which shall provide the Executive with an annual benefit of fifty percent (50%) of Base Salary continued until age 65 or until the
Executive dies or is no longer disabled, if sooner. To the extent available, the Executive shall be provided an opportunity to purchase additional long-term disability insurance, at his own expense. To the extent possible, the amount of long-term disability insurance described in the first two sentences of this Paragraph 7(b) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by long-term disability insurance coverage provided to the Executive under the Company's employee long-term disability insurance programs described in Paragraph 7(d) below.

     (c) During the Term of Employment, the Company shall provide the Executive, subject to insurability as a normal risk and at reasonable cost, with life insurance coverage in an amount equal to $500,000.00. To the extent available, the Executive shall be provided an opportunity to purchase additional life insurance, at his own expense. To the extent possible, the amount of life insurance described in the first two sentences of this Paragraph 7(c) shall be provided by an individual policy that gives the Executive the right to assume the policy in the event of his termination of employment, provided that the amount of such insurance to be so provided shall be offset by life insurance coverage provided to the Executive under the Company's employee group life insurance programs described in Paragraph 7(d) below.

     (d) During the Term of Employment, the Executive shall be entitled to participate in all employee incentive and benefit programs of the Company now or hereafter made available to the Company's senior executives or salaried employees generally, as such programs may be in effect from time-to-time, including, without limitation, pension and other retirement plans, profit-sharing plans, group life insurance, accidental death and dismemberment insurance, hospitalization, surgical, major medical and dental coverage, sick leave (including salary continuation arrangements), long-term disability, holidays and up to three weeks annually of vacations.

     (e)  During the  Term of Employment, the Executive shall  be entitled to three weeks paid vacation per calendar year. In lieu of utilizing such paid vacation in any calendar year, the Executive shall have the right to either (i) receive cash in an amount equivalent to one week of annual Base Salary, or (ii) defer one week of such paid vacation to the next calendar year. Notwithstanding the foregoing, the Executive shall be entitled to receive no more than three weeks of annual Base Salary in lieu of paid vacation in any calendar year. Except as expressly set forth in Paragraph 7(e)(i) and (ii) herein, all paid vacation benefits granted hereunder attributable to any calendar year shall terminate on December 31 of said calendar year.

     (f) During the Term of Employment, the Company shall pay the Executive's Nevada State Bar membership dues and all fees and expenses to be incurred in connection with the Executive's satisfaction of any Nevada State Bar continuing legal education requirements, including reimbursement for reasonable travel expenses to programs outside the Las Vegas Metropolitan area.

8.   BUSINESS EXPENSE REIMBURSEMENT AND PERQUISITES

     During the Term of Employment, the Executive shall be entitled to receive reimbursement by the Company, upon submission of adequate documentation, for all reasonable out-of-pocket expenses incurred by him in performing services under the Agreement. Any legal fees and expenses incurred in connection with the preparation and negotiation of the Agreement up to a maximum of $2,000 shall be paid by the Company.

9.   DEFERRED COMPENSATION

     The Executive shall be entitled to defer up to 25% of his Base Salary and any performance or other bonus for each calendar year pursuant to a compensation deferral program to be adopted by the Company.

10.  TERMINATION OF EMPLOYMENT

     (a) TERMINATION DUE TO DEATH OR DISABILITY. In the event of the termination of the Executive's employment under the Agreement due to his death or Disability, the Executive or his legal representatives, as the case may be, shall be entitled to:

          (i) (A) in the case of death, continued Base Salary at the rate in effect at the time of his death for a period of 3 months following the month in which such termination of employment due to death occurs, or (B) in the case of Disability, the disability benefit available under and only to the extent of insurance maintained as provided in Paragraph 7(b) above;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) a pro rata performance bonus for the year in which his employment terminates due to death or Disability based on performance in relation to the Consolidated EBITDA targets for the period ending with the end of the month immediately prior to the termination of his employment;

          (iv) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (v)     any deferred compensation pursuant to Paragraph
     9,  including any interest accrued on such deferred amounts;
     and

          (vi) any other compensation and benefits to which he or his legal representatives may be entitled under applicable plans, programs and agreements of the Company, including, without limitation, life insurance as provided in Paragraph 7(c) above.

     (b) TERMINATION BY THE COMPANY FOR CAUSE. At any time after an event constituting Cause, the Company shall give the
Executive written notice of its intention to terminate him for Cause, specifying in such notice the event forming the basis for Cause. Subject only to the following sentence, termination shall be effective immediately upon delivery of notice hereunder. If the written notice is of an event constituting Cause under Paragraph 1(d)(i) or 1(d)(viii), and if the event is capable of being cured, the Executive shall have ten Business Days following actual receipt of the notice of termination in which to cure, so long as the Executive advises the Company in writing within 48 hours of receiving the notice of termination of the Executive's intention to attempt cure. In the event the Executive's employment is terminated by the Company for Cause, the Executive shall be entitled to:

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv)    any   deferred   compensation,   pursuant    to
     Paragraph 9 hereof including any interest accrued on such deterred amounts; and

          (v) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

     The Executive's entitlement to the foregoing shall be without prejudice to the right of the Company for any damages or other legal or equitable remedy to which the Company or a Subsidiary may be entitled as a result of such Cause; provided, however, that offset shall not be available to the Company in any event.

     (c) TERMINATION WITHOUT CAUSE OR CONSTRUCTIVE TERMINATION WITHOUT CAUSE. In the event the Executive's employment is terminated by the Company without Cause (which shall not include a termination pursuant to Paragraph 10(a)) or in the event of a Constructive Termination Without Cause, the Executive shall be entitled to those items described in the subparagraphs (i) through (v) hereof. Termination Without Cause shall be effective immediately, unless a later date is stated, upon delivery of a written notice of such termination from the Company to the Executive. In the event the Executive elects to resign based upon a Constructive Termination Without Cause, the Executive shall give written notice thereof to the Company and state therein the effective date of such resignation.

          (i) an amount equal to one (1) year of Base Salary (the "Base Salary Termination Payment"). The Executive may elect, at the Executive's option, to receive the Base Salary Termination Payment either (A) in equal monthly installments over a (1) year period commencing immediately upon termination of the Executive's employment, or (B) in a lump-sum payment promptly following termination of the Executive's employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv)    any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

          (v)     any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (d) TERMINATION BY THE COMPANY DUE TO FAILURE TO RECEIVE LICENSE. In the event of a Termination by the Company Due to Failure to Receive License, the Executive shall be entitled to those items specified in subparagraphs (i) through (v) hereof. The effective date of the Termination by the Company Due to Failure to Receive License shall be as stated in a written notice from the Company to the Executive.

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of his employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv)    any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

          (v)     any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     (e) VOLUNTARY TERMINATION. A "Voluntary Termination" shall mean a termination of employment by the Executive on his own initiative other than a termination under Paragraph 10(a) or 10(c). In the event of a Voluntary Termination, the Executive shall be entitled to:

          (i) Base Salary at the rate in effect at the time of his termination through the date of termination of this employment;

          (ii) any performance or other bonus earned for a fiscal period already completed but not yet paid;

          (iii) reimbursement for expenses incurred but not yet reimbursed by the Company;

          (iv)    any deferred compensation pursuant to Paragraph
     9 hereof, including any interest accrued on such deferred amounts; and

          (v)     any other compensation and benefits to which he
     may   be  entitled  under  applicable  plans,  programs  and
     agreements of the Company.

     A Voluntary Termination shall not, solely due to a Voluntary Termination, be deemed a breach of this Agreement and shall be effective upon the expiration of 60 days after written notice delivered to the Company, unless another period of time is agreed to in writing by the Parties.

     (f) NO MITIGATION; NO OFFSET. In the event of any termination of the Executive's employment under the Agreement, he shall be under no obligation to seek other employment, and there shall be no offset against amounts due him under the Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

     (g) NATURE OF PAYMENTS. Any amounts due the Executive under the Agreement in the event of any termination of his employment with the Company are in the nature of severance payments, or liquidated damages which contemplate both direct damages and consequential damages that he may suffer as a result of the termination of his employment, or both, and are not in the nature of a penalty.

11.  CHANGE OF CONTROL

     In the event a Change of Control occurs, the Executive shall be entitled to:

     (a) a lump-sum payment equal to the Base Salary due him for the remainder of Term of Employment; provided, however, such amount shall be no less than an amount equal to $200,000;

     (b) any performance or other bonus earned for a fiscal period already completed but not yet paid;

     (b)  reimbursement   for   expenses  incurred  but  not  yet
reimbursed by the Company;

     (d)  any  deferred  compensation  pursuant  to  Paragraph  9 hereof,  including any interest accrued on such deferred amounts;
and

     (e) any other compensation and benefits to which he may be entitled under applicable plans, programs and agreements of the Company.

12.  COVENANT NOT TO COMPETE

     In    the   event   of   a   Voluntary   Termination   under
Paragraph 10(e) above or a Termination Without Cause or a Constructive Termination Without Cause under Paragraph 10(c) above, the Executive shall not, for the remaining Term of Employment or 12 months, whichever is shorter, engage in competition with the Company. For purposes of this Paragraph 12, the Executive shall be engaging in competition with the Company if he engages in the casino and gaming business in Clark County, Nevada or any other location in which the Company is engaging in the casino and gaming business at the time of the termination of the Executive's employment, whether as an employee, the Executive, partner, principal, agent, representative, stockholder or consultant (other than as a holder of not more than a 10% equity interest) or in any other corporate or representative capacity, so long as the Company is engaged in the casino and gaming business in the location in question.

13.  COVENANTS TO PROTECT CONFIDENTIAL INFORMATION

     The Executive shall not, during the Term of Employment or thereafter, without prior written consent of the Company, divulge, publish or otherwise disclose to any other person any Confidential Information regarding the Company or any Subsidiary except in the course of carrying out his responsibilities on behalf of the Company (e.g., providing information to the Company's attorneys, accountants, bankers, etc.) or if required to do so pursuant to the order of a court having jurisdiction over the subject matter or a summons, subpoena or order in the nature thereof of any legislative body (including any committee thereof and any litigation or dispute resolution method against the Company related to or arising out of this Agreement) or any governmental or administrative agency. For this purpose, Confidential Information shall include, but not be limited to, the Company's financial, real estate, marketing and promotional plans and strategies, customer lists and customer data bases. Confidential Information does not include information that becomes available to the public other than through a breach of the Agreement on the part of the Executive.

14.  INDEMNIFICATION

     (a) The Company shall indemnify the Executive to the fullest extent permitted by Nevada law in effect as of the date hereof against all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, penalties, ERISA excise taxes and amounts paid in settlement) reasonably incurred by the Executive in connection with a Proceeding. For the purposes of this Paragraph 14, a "Proceeding" shall mean any action, suit or proceeding by reason of the fact that he is or was an officer, director or employee, trustee or agent of any other entity at the request of the Company.

     (b) The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an itemized list of the costs and expenses and an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company against such costs and expenses.

     (c) The Executive shall not be entitled to indemnification under this Paragraph 14 unless he meets the standard of conduct specified in the Nevada Revised Statutes. Actions that fail to meet the aforementioned standard of conduct shall include, but are not limited to, the failure to act in good faith, failure to act in the best interests of the Company, breach of the duty of loyalty, appropriation of business opportunities, violation of the provisions of the articles of incorporation or the bylaws of the Company, violation of state or federal securities laws and violation of criminal law. Notwithstanding the foregoing, to the extent permitted by law neither N.R.S. 78.751(3) nor any similar provision shall apply to indemnification under this Paragraph 14, so that if the Executive in fact meets the applicable standard of conduct, he shall be entitled to such indemnification whether or not the Company (whether by the board of directors, the stockholders, independent legal counsel or other party) determines that indemnification is proper because he has met such applicable standard of conduct. Neither the failure of the Company to have made such a determination prior to the commencement by the Executive of any suit or arbitration proceeding seeking indemnification, nor a determination by the Company that he has not met such applicable standard of conduct shall create a presumption that he has not met the applicable standard of conduct.

     (d) The Company shall not settle any Proceeding or claim in any manner which would impose on the Executive any penalty or limitation without his prior written consent. Neither the Company nor the Executive will unreasonably withhold its or his consent to any proposed settlement.

15.  ASSIGNABILITY; BINDING NATURE

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns. No rights or obligations of the Company under the Agreement may be assigned or transferred by the Executive or the Company except that (a) such rights or obligations of the Company may be assigned or transferred pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in the Agreement, either contractually or as a matter of law, and (b) such obligations of the Company may be transferred by the Executive by will or pursuant to the laws of descent or distribution. The Company shall take all reasonable legal action necessary to effect such assignment and assumption of the Company's liabilities, obligations and duties under the Agreement in circumstances described in clause (a) of the preceding sentence.

16.  REPRESENTATION

     The Company and the Executive respectively represent and warrant to each other that, subject to any approval that may be necessary from the Nevada Commission, each respectively is fully authorized and empowered to enter into the Agreement and that its or his entering into the Agreement and the performance of its or his respective obligations under the Agreement will not violate any agreement between the Company or the Executive respectively and any other person, firm or organization or any law or governmental regulation.

17.  ENTIRE AGREEMENT

     The Agreement contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

18.  AMENDMENT OR WAIVER

     The Agreement cannot be changed, modified or amended without the consent in writing of both the Executive and the Company. No waiver by either Party at any time of any breach by the other Party of any condition or provision of the Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

19.  SEVERABILITY

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

20.  SURVIVORSHIP

     The   respective  rights  and  obligations  of  the  Parties
hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

21.  GOVERNING LAW

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of Nevada without reference to principles of conflict of laws.

22.  SETTLEMENT OF DISPUTES

     Any disputes regarding the interpretation of, arising out of, or related to this Agreement shall be resolved by arbitration to be held in Nevada in accordance with the rules and procedures of the American Arbitration Association. The prevailing party in such proceeding shall be entitled to recover the costs of the arbitration or litigation from the other party, including, without limitation, attorneys' fees.

23.  NOTICES

     Any notice given to either party shall be in writing and, except as provided in the third sentence of Paragraph 10(b) above, shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give notice of:

              If to the Company or the Board:

                   Rio Hotel & Casino, Inc.
                   3700 W. Flamingo Road
                   Las Vegas, Nevada  89103
                   Attn:  Chief Executive Officer


              With a copy to:

                   President
                   Rio Hotel & Casino, Inc.
                   3700 W. Flamingo Road
                   Las Vegas, Nevada  89103


              If to the Executive:

                   I. Scott Bogatz
                   1907 Noritake Court
                   Henderson, Nevada  89014


24.  HEADINGS

     The headings of the paragraphs contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

25.  COUNTERPARTS

     This Agreement may be executed in two or more counterparts.

26.  TAXES

     Compensation payable hereunder is gross and shall be subject to such withholding taxes and other taxes as may be required by law.

27.  ACKNOWLEDGMENT

     The Executive acknowledges that he has been given a reasonable period of time to study this Agreement before signing it. The Executive certifies that he has fully read, has received an explanation of, and completely understands the terms, nature, and effect of this Agreement. The Executive further acknowledges that he is executing this Agreement freely, knowingly, and voluntarily and that the Executive's execution of this Agreement is not the result of any fraud, duress, mistake, or undue influence whatsoever. In executing this Agreement, the Executive does not rely on any inducements, promises, or representations by the Company other than the terms and conditions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed the Agreement as of the date first written above.

                               RIO HOTEL & CASINO, INC.



                               By:  /s/ James A. Barrett, Jr.
                               Its: President

                               /s/ I. Scott Bogatz
                               I. Scott Bogatz

                            EXHIBIT A
                     TO EMPLOYMENT AGREEMENT

           DETERMINATION OF PERFORMANCE BONUS AMOUNTS


     The Executive shall be entitled to a performance bonus pursuant to the terms of a management incentive compensation plan to be approved by the Company's Compensation Committee and ratified by the Board.

                        [RIO LETTERHEAD]

             1995 LONG-TERM INCENTIVE PLAN ("LTIP")
                       STOCK OPTION GRANT



Employee:  Scott Bogatz            Date of Grant: October 8, 1996
Grant No.: 1996                    Option Exercise Price:  $15.50
Type of Option: Non-Statutory      Option Shares:          15,000
                 Stock Options

     Subject to the terms of the LTIP and pursuant to this stock option grant, Rio Hotel & Casino, Inc. (the "Company") hereby grants the option to purchase the above described number of shares of Rio Hotel & Casino, Inc. Common Stock exercisable at the option price stated above.

     Options granted thereunder shall be exercisable only to the extent they have vested. Options vest when the Employee remains continuously employed with the Company or its subsidiaries until the scheduled vesting dates below. Employees will only have the right to exercise vested options. If the employee has failed to remain continuously employed with the Company or its subsidiaries until the date upon which options vest, the Employee shall have no right, nor be entitled, to exercise those options. The vesting schedule for stock options under this stock option grant is as follows:

          August 26, 1997 - 20% of Options will vest;
          August 26, 1998 - 40% of Options will vest;
          August 26, 1999 - 60% of Options will vest;
          August 26, 2000 - 80% of Options will vest;
          August 26, 2001 - 100% of Options will vest.

     The attached LTIP details the conditions and restrictions of the options and should be carefully read in its entirety. The following is merely a summary of the conditions and restrictions and is provided for your convenience. If there is any question, ambiguity or contradiction in this letter, the language of the attached LTIP shall govern:

      ADMINISTRATION

      The LTIP is administed by the LTIP Committee, which is comprised of at least two independent members of the Board of Directors who are not employees of the Company.

      TERMINATION OF EMPLOYMENT OR ASSOCIATION

      If you cease to be employed or associated with the Company, other than by reason of death, retirement as determined under any of the Company's pension plans, if any, or retirement after attaining the age of seventy-two (72) years, all options which have vested as of the date of termination shall expire on the earlier of (i) the tenth anniversary after the date this letter is executed or (ii) three months after the day your employment is terminated.

      If you retire pursuant to any of the Company's pension plans, if any, or after attaining the age of seventy-two (72) years, or if you die while in the employ of the Company, all options which have vested as of the date of your retirement or death shall expire on the earlier of (i) the tenth anniversary after the date this letter is executed or (ii) three years after the date of your retirement or death.

     FORFEITURE AND REIMBURSEMENT OF PROFIT

      If you resign your position without the written consent of the Board of Directors and accept an employment, consulting, or other compensation for services from a Competitor Company (as defined in the LTIP) within six (6) months after you leave the Company, you (i) forfeit all options, vested or otherwise, and
(ii) must reimburse the Company, under certain conditions and definitions set forth in the LTIP, for profits derived from the execise of any options within six (6) months before or after your notice of resignation. This section does not apply once the Company has entered into a contractual agreement for "Change of Control" or within one (1) year after the "Change of Control" of the Company as defined in the LTIP and summarized below.

      CHANGE OF CONTROL

      In the event of a Change of Control, all options automatically vest and any share restrictions will lapse. The definition of "Change of Control" is fully detailed in the LTIP. Generally, the events that constitute a Change of Control include
(a) any person or corporation (other than Anthony A. Marnell II, James A. Barrett, Jr., or their affiliates) acquiring 25.0% or more of the Company, (b) individuals who currently constitute the Board of Directors cease for any reason to constitute at least a majority of the Board, (c) a merger or consolidation of the Company with any other corporation or business organization or the sale of all or substantially all the Company's assets pursuant to approval of the Company's stockholders, (d) outstanding shares of the Company's securities are exchanged for or converted into cash or securities not issued by the Company pursuant to a proxy solicitation, or (e) any event which a majority of the Board of Directors declares to be a change of control.

      IN WITNESS WHEREOF, the undersigned executes this stock option grant as of the first date set forth herein:

RIO HOTEL & CASINO, INC.              RIO HOTEL & CASINO, INC.

/s/ Thomas Y. Hartley                 /s/ Peter M. Thomas
Thomas Y. Hartley, LTIP               Peter M. Thomas, LTIP
 Committee                             Committee

Accepted and agreed to as of the Date of Grant:

Name:  /s/ I. Scott Bogatz       Social Security Number: ________

Residence Address: 1907 Noritake Ct.    Henderson NV  89014
                   (street address)    (city, state, zip code)